Prospectus Supplement	September 1, 2016

Putnam Retirement Income Fund Lifestyle 2
Prospectuses dated December 30, 2015

The sub-section Annual fund operating expenses in the section Fees and expenses is deleted in its entirety and replaced with the following:

Annual fund operating expenses
(expenses you pay each year as a percentage of the value of your investment)

							Total
							annual fund
					Total		operating
				Acquired	annual		expenses
	Manage-	Distribution		fund	fund	Expense	after expense
Share	ment	and service	Other	fees and	operating	reimburse-	reimburse-
class	fees	(12b-1) fees	expenses	expenses@	expenses	ment#	ment

Class A	0.29%	0.25%	1.34%	0.30%	2.18%	(1.18)%	1.00%

Class B	0.29%	1.00%	1.34%	0.30%	2.93%	(1.18)%	1.75%

Class C	0.29%	1.00%	1.34%	0.30%	2.93%	(1.18)%	1.75%

Class M	0.29%	0.50%	1.34%	0.30%	2.43%	(1.18)%	1.25%

Class R	0.29%	0.50%	1.34%	0.30%	2.43%	(1.18)%	1.25%

Class Y	0.29%	N/A	1.34%	0.30%	1.93%	(1.18)%	0.75%

* Applies only to certain redemptions of shares bought with no initial sales charge.

** This charge is phased out over six years.

*** This charge is eliminated after one year.

@ Acquired fund fees and expenses are based on projected net expenses of the underlying funds and assume the fund’s typical allocations to the underlying funds described in Investments, risks and performance — Investments and a 4% allocation to Putnam Government Money Market Fund.

# Reflects Putnam Investment Management, LLC’s contractual obligation to limit certain fund expenses through December 30, 2016. This obligation may be modified or discontinued only with approval of the Board of Trustees.

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